CLAYMORE EXCHANGE-TRADED FUND TRUST 2
Guggenheim Canadian Energy Income ETF

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Supplement to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information for the above-listed Fund:

Effective on or about July 31, 2013, the Fund will change its current policy of seeking investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sustainable Canadian Energy Income Index.  Instead, the Fund will seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P Canadian High Income Energy Index (the “S&P Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. So long as and to the extent it is required by applicable law, the Fund will not change its new policy, once effective, to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the S&P Index, unless it provides shareholders with at least 60 days’ written notice of such change.

Additionally, the Fund’s Board of Trustees approved changes to the Fund’s investment policies, which will also take effect on or about July 31, 2013, such that the Fund will at all times invest at least 80% of its total assets in securities that comprise the S&P Index. The S&P Index is a rules-based index comprised of, as of April 30, 2013, approximately 38 securities of high-yielding Canadian securities in the energy sector that meet size and liquidity requirements.

In connection with these changes, the Fund may experience additional portfolio turnover, which may cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

Claymore Exchange-Traded Fund Trust 2
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

May 15, 2013	ENY-SUP